Contacts
Media:  Lauren Burk at 703.469.1004 or lburk@fbr.com
Investors:  Paul Beattie at 703.312.9673 or pbeattie@fbr.com

FBR Capital Markets Announces
Third Quarter 2007 Financial Results

ARLINGTON, VA, October 24, 2007 - FBR Capital Markets Corporation (NASDAQ: FBCM) (FBR Capital Markets) today reported net after-tax third quarter 2007 earnings of $0.3 million compared to an after-tax loss of $22.6 million, or $0.37 per share (diluted), in the third quarter of 2006. Net revenues for the third quarter of 2007 were $106.2 million compared to net revenues of $42.0 million in the third quarter of 2006.

For the nine months ending September 30, 2007, FBR Capital Markets earned $33.0 million after tax, or $0.51 per share (diluted), compared to an after-tax loss of $16.8 million, or $0.33 per share (diluted), for the first nine months of 2006. Net revenues for the first nine months of 2007 were $418.8 million compared to $244.0 million for the first nine months of 2006.

At the close of the third quarter, FBR Capital Markets had $527.0 million in equity, $387.1 million of cash, no debt, and its book value was $8.25 per share compared to $8.20 per share at the end of the second quarter of 2007. During the third quarter of 2007, FBR Capital Markets bought back one million shares of its common stock at an average price of $13.02 per share. On October 23, 2007, the FBR Capital Markets Board of Directors authorized the repurchase of up to an additional 5 million shares of common stock.

“The credit market disruptions in August led to a slowdown in equity capital markets activity in September, and, consequently, our investment banking and institutional brokerage revenues reflect that slowdown,” said Richard J. Hendrix, President and Chief Operating Officer of FBR Capital Markets. “Despite the softness in capital markets, we are pleased to see positive results from our investment in our merger and acquisitions business as evidenced by record quarterly and year-to-date performance. Third quarter results also reflect modestly higher expenses that are related to investments in our core capital markets franchise and in our asset management business consistent with our strategic plan.”

Equity Capital Markets

In the third quarter, FBR Capital Markets generated investment banking revenues of $66.2 million compared to $123.1 million in the second quarter of 2007 and $12.7 million in the third quarter of 2006. During the third quarter of 2007, the firm raised a total of $1.2 billion in six capital markets transactions, four of which, valued in the aggregate at $1.0 billion, were lead managed. FBR Capital Markets merger and acquisition advisory group completed 16 assignments and generated record M&A revenues of $16.5 million in the third quarter of 2007. During the first nine months of 2007, investment banking revenues were $293.0 million compared with $133.7 million in the first nine months of 2006.

In its institutional brokerage business, FBR Capital Markets recorded agency commissions and principal transactions revenue of $27.2 million in the third quarter of 2007 compared to $32.7 million in the second quarter of 2007 and $22.7 million in the third quarter of 2006. Institutional brokerage revenues for the first nine months of 2007 were $85.7 million compared to $82.0 million in the first nine months of 2006.

Asset Management

In FBR Capital Markets’ asset management/private wealth business, base management and incentive fees were $6.2 million for the third quarter of 2007, compared to $6.5 million in the second quarter of 2007 and $4.8 million in the third quarter of 2006. Assets under management as of September 30, 2007 were $2.7 billion compared to $2.9 billion at the end of the second quarter and $2.3 billion at the end of the third quarter of 2006.

Merchant Banking

As of September 30, 2007, FBR Capital Markets had 11 merchant banking portfolio investments with an aggregate initial investment value of $58.9 million. The company intends to continue to deploy capital into a diversified portfolio of merchant banking opportunities in the coming quarters.

Looking Ahead

“With net revenues for the first nine months more than 70% ahead of last year despite a challenging third quarter, we are pleased with FBR Capital Markets’ overall results,” said Eric F. Billings, Chairman and Chief Executive Officer. “We are confident in our ability to continue our strategic build-out – even in potentially difficult markets – based upon the company’s strong balance sheet, the talent and creativity of our people, and our history of innovation and focus on client needs.”

The firm will host an earnings conference call today, October 24, 2007 at 9:00 A.M. U.S. EDT. Investors wishing to listen to the call may do so via the web at:
http://phx.corporate-ir.net/phoenix.zhtml?c=204322&p=irol-irhome. Replays of the web cast will be available after the call.

FBR Capital Markets Corporation (FBR Capital Markets), a majority-owned subsidiary of Friedman, Billings, Ramsey Group, Inc. (FBR), provides investment banking*, merger and acquisition advisory services*, institutional brokerage*, asset management and private wealth services. FBR Capital Markets focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy & natural resources, financial institutions, healthcare, insurance, real estate, and technology, media & telecom. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, VA; Boston; Dallas; Houston; Irvine; New York; San Francisco; London, England; and Sydney, Australia. For more information, please visit www.fbrcapitalmarkets.com.

*Friedman, Billings, Ramsey & Co., Inc.

Statements in this press release concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in our prospectus, which we filed with the SEC on October 5, 2007 and is available on our website (www.fbrcapitalmarkets.com) and on the SEC website (www.sec.gov).

Financial data follows.

# # #

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

		Quarter ended September 30,

	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$49,691	46.8%	$6,852	16.3%
Advisory	16,480	15.5%	5,826	13.9%
Institutional brokerage:
Principal transactions	968	0.9%	(1,658)	-3.9%
Agency commissions	26,219	24.7%	24,359	58.0%
Mortgage trading interest	-	0.0%	13,845	33.0%
Mortgage trading net investment loss	-	0.0%	(1,546)	-3.7%
Asset management:
Base management fees	6,119	5.8%	4,879	11.6%
Incentive allocations and fees	82	0.1%	(30)	-0.1%
Interest income	5,223	4.9%	8,439	20.1%
Net investment income (loss)	1,493	1.4%	(3,070)	-7.3%
Other	213	0.2%	482	1.1%
Total revenues	106,488	100.3%	58,378	139.0%
Interest expense	316	0.3%	16,390	39.0%

Revenues, net of interest expense	106,172	100.0%	41,988	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	67,035	63.1%	46,398	110.5%
Professional services	9,195	8.7%	9,069	21.6%
Business development	6,304	5.9%	5,229	12.4%
Clearing and brokerage fees	3,911	3.7%	2,892	6.9%
Occupancy and equipment	8,671	8.2%	7,349	17.5%
Communications	5,717	5.4%	5,442	13.0%
Other operating expenses	3,308	3.1%	4,561	10.9%
Total non-interest expenses	104,141	98.1%	80,940	192.8%

Net income (loss) before income taxes	2,031	1.9%	(38,952)	-92.8%

Income tax provision (benefit)	1,764	1.7%	(16,346)	-38.9%

Net income (loss)	$267	0.2%	$(22,606)	-53.9%

Basic income (loss) per share	$-		$(0.37)
Diluted income (loss) per share	$-		$(0.37)

Weighted average shares - basic	64,122		60,283
Weighted average shares - diluted	64,185		60,283

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

		Nine Months Ended
		September 30,

	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$263,899	63.0%	$118,697	48.6%
Advisory	29,090	6.9%	14,976	6.1%
Institutional brokerage:
Principal transactions	7,156	1.7%	5,822	2.4%
Agency commissions	78,521	18.7%	76,172	31.2%
Mortgage trading interest	-	0.0%	48,638	19.9%
Mortgage trading net investment loss	-	0.0%	(2,989)	-1.2%
Asset management:
Base management fees	18,007	4.3%	14,820	6.1%
Incentive allocations and fees	302	0.1%	924	0.4%
Interest income	22,135	5.3%	15,699	6.4%
Net investment income	4,206	1.0%	84	0.0%
Other	754	0.3%	2,613	1.2%
Total revenues	424,070	101.3%	295,456	121.1%
Interest expense	5,252	1.3%	51,407	21.1%

Revenues, net of interest expense	418,818	100.0%	244,049	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	234,703	56.0%	164,386	67.4%
Professional services	32,705	7.8%	29,903	12.3%
Business development	27,550	6.6%	24,314	10.0%
Clearing and brokerage fees	9,599	2.3%	8,211	3.4%
Occupancy and equipment	23,980	5.7%	22,121	9.1%
Communications	16,931	4.0%	15,015	6.2%
Other operating expenses	8,834	2.2%	10,785	4.2%
Total non-interest expenses	354,302	84.6%	274,735	112.6%

Net income (loss) before income taxes	64,516	15.4%	(30,686)	-12.6%

Income tax provision (benefit)	31,483	7.5%	(13,885)	-5.7%

Net income (loss)	$33,033	7.9%	$(16,801)	-6.9%

Basic earnings (loss) per share	$0.51		$(0.33)
Diluted earnings (loss) per share	$0.51		$(0.33)

Weighted average shares - basic	64,189		50,438
Weighted average shares - diluted	64,243		50,438

FBR CAPITAL MARKETS CORPORATION Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the nine months ended September 30, 2007	Q-3 07	Q-2 07	Q-1 07
Revenues
Investment banking:
Capital raising	$263,899	$49,691	$116,972	$97,236
Advisory	29,090	16,480	6,152	6,458
Institutional brokerage:
Principal transactions	7,156	968	4,152	2,036
Agency commissions	78,521	26,219	28,526	23,776
Asset management:
Base management fees	18,007	6,119	6,360	5,528
Incentive allocations and fees	302	82	116	104
Interest	22,135	5,223	5,798	11,114
Net investment income	4,206	1,493	1,218	1,495
Other	754	213	465	76
Total revenues	424,070	106,488	169,759	147,823
Interest expense	5,252	316	274	4,662
Revenues, net of interest expense	418,818	106,172	169,485	143,161

Non-interest expenses
Compensation and benefits	234,703	67,035	89,877	77,791
Professional services	32,705	9,195	12,686	10,824
Business development	27,550	6,304	9,931	11,315
Clearing and brokerage fees	9,599	3,911	3,022	2,666
Occupancy and equipment	23,980	8,671	7,816	7,493
Communications	16,931	5,717	5,805	5,409
Other operating expenses	8,834	3,308	3,706	1,820
Total non-interest expenses	354,302	104,141	132,843	117,318

Net income before income taxes	64,516	2,031	36,642	25,843

Income tax provision	31,483	1,764	14,882	14,837

Net income	$33,033	$267	$21,760	$11,006

Net income before income taxes
as a percentage of net revenue	15.4%	1.9%	21.6%	18.1%

ROE (annualized)	8.7%	0.2%	17.2%	8.9%

Total shareholders' equity	$527,045	$527,045	$528,341	$501,858

Basic earnings per share	$0.51	$-	$0.34	$0.17
Diluted earnings per share	$0.51	$-	$0.34	$0.17

Ending shares outstanding (in thousands)	63,889	63,889	64,411	64,282

Book value per share	$8.25	$8.25	$8.20	$7.81

Gross assets under management (in millions)
Managed accounts	$345.6	$345.6	$291.3	$258.8
Hedge & offshore funds	61.7	61.7	61.7	67.1
Mutual funds	2,292.3	2,292.3	2,482.6	2,412.9
Private equity and venture capital funds	31.3	31.3	33.8	41.2
Total	$2,730.9	$2,730.9	$2,869.4	$2,780.0

Net assets under management (in millions)
Managed accounts	$345.6	$345.6	$291.3	$258.8
Hedge & offshore funds	58.1	58.1	58.1	62.5
Mutual funds	2,285.1	2,285.1	2,474.7	2,406.4
Private equity and venture capital funds	29.8	29.8	32.0	38.0
Total	$2,718.6	$2,718.6	$2,856.1	$2,765.7

Employee count	765	765	745	751

FBR CAPITAL MARKETS CORPORATION Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the year ended December 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,576	$71,879	$6,852	$45,510	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	100,855	24,683	24,359	28,447	23,366
Mortgage trading interest	51,148	2,510	13,845	17,143	17,650
Mortgage trading net investment loss	(3,298)	(309)	(1,546)	(209)	(1,234)
Asset management:
Base management fees	19,871	5,051	4,879	5,065	4,876
Incentive allocations and fees	1,327	403	(30)	(54)	1,008
Interest	20,934	5,235	8,439	4,647	2,613
Net investment income (loss)	3,372	3,288	(3,070)	108	3,046
Other	3,892	1,279	482	816	1,315
Total revenues	418,639	123,183	58,378	109,514	127,564
Interest expense	54,543	3,136	16,390	18,155	16,862
Revenues, net of interest expense	364,096	120,047	41,988	91,359	110,702

Non-interest expenses
Compensation and benefits	225,712	61,326	46,398	54,436	63,552
Professional services	43,712	13,809	9,069	10,830	10,004
Business development	33,772	9,458	5,229	6,709	12,376
Clearing and brokerage fees	11,715	3,504	2,892	3,053	2,266
Occupancy and equipment	30,039	7,918	7,349	7,499	7,273
Communications	20,039	5,024	5,442	4,990	4,583
Other operating expenses	12,219	1,434	4,561	2,960	3,264
Total non-interest expenses	377,208	102,473	80,940	90,477	103,318

Net (loss) income before income taxes	(13,112)	17,574	(38,952)	882	7,384

Income tax (benefit) provision	(3,271)	10,614	(16,346)	(105)	2,566

Net (loss) income	$(9,841)	$6,960	$(22,606)	$987	$4,818

Net (loss) income before income taxes	-3.6%	14.6%	-92.8%	1.0%	6.7%
as a percentage of net revenue

ROE (annualized)	-2.7%	7.6%	-24.9%	1.6%	7.7%

Total shareholders' equity	484,388	484,388	476,098	248,965	253,812

Basic (loss) earnings per share	$(0.18)	$0.11	$(0.37)	$0.02	$0.10
Diluted (loss) earnings per share	$(0.18)	$0.11	$(0.37)	$0.02	$0.10

Ending shares outstanding (in thousands)	64,000	64,000	64,000	46,000	46,000

Book value per share	$7.57	$7.57	$7.44	$5.41	$5.52

Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5

Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8

Employee count	702	702	702	726	752

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

ASSETS	30-Sep-07	31-Dec-06

Cash and cash equivalents	$387,133	$151,417
Receivables	25,812	43,013
Investments:
Mortgage-backed securities, at fair value	-	415,391
Long-term investments	86,188	32,343
Trading securities, at fair value	19,120	18,180
Due from clearing broker	11,263	28,691
Intangible assets, net	10,228	11,000
Furniture, equipment and leasehold improvements, net	29,442	31,222
Prepaid expenses and other assets	31,800	28,162
Total assets	$600,986	$759,419

LIABILITIES AND SHAREHOLDERS ’ EQUITY

Liabilities:
Trading account securities sold short but	$10,066	$202
not yet purchased, at fair value
Repurchase agreements	-	189,155
Accrued compensation and benefits	31,943	43,836
Accounts payable, accrued expenses and other liabilities	31,932	36,602
Due to Affiliates	-	5,236
Total liabilities	73,941	275,031

Shareholders' equity:
Common stock	66	64
Additional paid-in capital	404,665	395,778
Accumulated other comprehensive income, net of taxes	1,278	543
Retained Earnings	121,036	88,003
Total shareholders' equity	527,045	484,388

Total liabilities and shareholders' equity	$600,986	$759,419